                                      The
                                     IRISH
                                Investment Fund
                               [Graphic Omitted]








                                 Annual Report
                                October 31, 1998

                              Chairman's Letter
                              -----------------

 Dear Stockholder,

     Prior to reviewing The Irish Investment Fund Inc.'s (the "Fund") fiscal year ended October 31, 1998. I would like to comment briefly on the final quarter. During the period, the Irish equity market was negatively impacted by turmoil in global markets and declined by 14.2% in Irish pound terms. Due to the weakness of the dollar, this translated into a decline of 8.7% in U.S. dollar terms. By comparison, the net asset value ("NAV") of the Fund declined by 12.4% to $21.36 over the same period.

     Over the fiscal year, the Irish equity market increased by 19.5% in both Irish pound and dollar terms. In the same period the total return (based on market price) of the Fund was 18.42%, inclusive of distributions. This underperformance was due mainly to significant declines in a number of small and medium capitalized stocks over both the quarter and fiscal year.

     On December 8, 1998, the Board of Directors of the Fund declared the annual distribution in the amount of $1.142 per share consisting solely of long-term capital gains. The distribution was paid on December 31, 1998, to stockholders of record on December 23, 1998.

     ECONOMIC REVIEW

     In a troubled global economic environment Ireland's economy remains in a healthy state. Over the year the Irish Central Bank has had to continually upgrade GNP growth expectations and is now forecasting that the economy will expand by 7.75% in 1998. While the economy is not completely immune to slowing global economic growth, domestic demand conditions remain extremely strong.

     Consumer spending is a key positive with retail sales volumes increasing by 8.8% in the three months to end September 1998 over previous year levels. New car sales have increased by 14.2% to a record 140,062 units in the first ten months of 1998. As part of the Euro convergence process Irish short-term interest rates were reduced by 2.5% to 3.69% during the quarter under review which should underpin high consumer confidence into 1999. Employment creation remains an important driver for the economy and Ireland's unemployment rate fell to 8.7% in October 1998, its lowest level in fourteen years. It compares favorably to the unemployment rate of 9.8% at the end of 1997 and the current European Union (EU) average unemployment rate of 9.9%. Given identical interest and currency rates, the introduction of the Euro currency on January 1, 1999 will focus attention on relative competitiveness within the EU. Going forward, the challenge for Ireland is to contain domestic inflationary pressures, particularly wage inflation, and to ensure it continues to attract foreign direct investment. The recent decision by Citigroup to increase its Irish workforce from 1,000 to 2,300 is indicative of the attractiveness of Ireland to overseas investors.

     Over the summer months Irish inflation increased to a peak of 3.2%, but since then global deflationary pressures have pushed the inflation rate down to 2.9% in October.

     STOCK MARKET REVIEW

     As mentioned above, the Irish equity market declined by 14.2% in the quarter end of October, which left the market ahead by 19.5% over the Fund's fiscal year. The following is a comparison of the Irish equity market with major international markets:

                           Quarter Ended                Year Ended
                          October 31, 1998           October 31, 1998
                      -----------------------     ---------------------
                         Local                      Local
                       Currency      U.S.$         Currency     U.S.$

 U.S. Equities           - 1.9%      - 1.9%         20.1%      20.1%
 U.K. Equities           - 8.4%      - 6.2%          9.2%       9.1%
 Japanese Equities       -17.2%        2.6%        -17.6%     -14.9%
 Irish Equities          -14.2%      - 8.7%         19.5%      19.5%

     The key factor affecting the Irish market over the quarter was the turmoil in international markets sparked by the devaluation of the Russian ruble. Relative underperformance by small and medium capitalized stocks within the Irish market was also a notable feature of both the quarter and the fiscal year. While equity markets have recovered from the lows of early October 1998, the past six months have been challenging for the Irish equity investor.

     As highlighted earlier the Irish economy continues to deliver strong growth but a number of Irish companies including Smurfit, Independent Newspapers and Waterford Wedgwood have been negatively impacted by slowing international economic growth particularly in the UK, Japan and the developing countries. While the aforementioned companies and a number of other smaller companies have suffered downward earnings revisions during the quarter the overall outlook for earnings for Irish companies remains positive. The two largest stocks in the Fund, Allied Irish Bank "AIB" and CRH, delivered strong interim results during the quarter which were well ahead of market expectations. AIB increased its earnings per share by 32.7% and CRH by 27.5% in the first six months of 1998 over 1997 levels. Both companies enjoyed strong performance in their respective Irish and U.S. operations.

     Smaller Irish companies, in line with small-cap stocks in international markets have substantially underperformed large-capitalized stocks over both the quarter and the fiscal year. An index of smaller Irish companies, defined as those companies outside the top ten stocks by market capitalization, declined by 3.0% over the fiscal year of the Fund, in comparison to a gain of 19.5% by the overall market. While global investors continue to shun the small caps, many good quality Irish companies trade on single digit price-to-earnings ratios, which seems excellent value in the current low interest rate environment.

     OUTLOOK

     Ireland continues to enjoy high levels of economic growth and while the global economic environment has deteriorated, the official Irish government forecast for GNP growth for 1999 stands at 6.0%. The overall price-to-earnings ratio for the Irish market stands at 15.2 times prospective 1999 earnings and the market offers a prospective dividend yield of 1.9%. The strength of the domestic economy helps to underpin a comparatively strong outlook for profits growth for Irish companies and valuations in a global context are attractive. The Fund retains its fully invested position.

 Sincerely,

/s/ Peter Hooper
    Peter Hooper
    Chairman of the Board

    December 15, 1998
------------------------------------------------------------------------------

                             Statement of Net Assets

  October 31, 1998                   Shares                    Value (Note A)
------------------------------------------------------------------------------
IRISH COMMON STOCKS (94.75%)
------------------------------------------------------------------------------
  Abbey                               698,600                 U.S. $ 2,466,671
  Adare Printing                      320,000                        3,029,042
  Allied Irish Banks                1,567,688                       22,641,788
  Avonmore Waterford                1,153,610                        3,726,595
  Boxmore                             393,000                          738,103
  Clondalkin Group*                   268,850                        1,716,776
  CRH                                 958,036                       14,034,637
  DCC                                 250,000                        1,558,845
  FBD Holdings                        260,000                        1,660,263
  Fyffes                            1,635,000                        2,898,775
  Green Property                      907,143                        4,838,590
  Greencore                           542,568                        2,119,543
  Hibernian                           400,000                        3,906,503
  ICON-ADR*                            85,000                        2,380,000
  Independent Newspapers              309,999                        1,229,643
  IONA Technologies-ADR*              169,300                        4,486,450
  Irish Life                          500,000                        4,432,378
  I.W.P.                              639,886                        1,826,716
  Jury's Hotel                        691,792                        5,197,091
  Kerry Group, Series A               465,000                        5,868,769
  Smurfit Group                     2,535,840                        4,191,112
  United Drug                         437,500                        3,220,986
  Waterford Wedgewood               3,565,739                        3,214,516

TOTAL IRISH COMMON STOCKS
  (Cost U.S. $55,956,768)                                          101,383,792
------------------------------------------------------------------------------
UNITED KINGDOM COMMON STOCKS (2.77%)
------------------------------------------------------------------------------
  BCO Technologies*                   535,700                        1,538,038
  Galen Holdings                      200,000                        1,426,333

TOTAL UNITED KINGDOM COMMON STOCKS
  (Cost U.S. $1,749,942)                                             2,964,371

------------------------------------------------------------------------------
TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
------------------------------------------------------------------------------
  (Cost U.S. $57,706,710#)                                   U.S. $104,348,163
------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (2.46%)
------------------------------------------------------------------------------
  (Interest Bearing)
  British Pound Sterling        BPd     1,506                U.S. $      2,521
  Irish Pound                   IPd 1,754,638                        2,636,345
TOTAL FOREIGN CURRENCY ON DEPOSIT
  (Cost U.S. $2,691,545)                                             2,638,866
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.98%)
------------------------------------------------------------------------------
  (Cost U.S. $60,398,255)                                          106,987,029
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.02%)
------------------------------------------------------------------------------
  Cash                                                                     543
  Receivable for Securities Sold                                       996,665
  Dividends and Interest Receivable                                    201,262
  Prepaid Expenses                                                      10,015
  Other Assets                                                             112
  Net Unrealized Appreciation of Forward Foreign Currency
    Contract (Note A)                                                  476,550
  Payable for Securities Purchased                                  (1,497,973)
  Principal Investment Advisory Fee Payable (Note B)                   (64,576)
  Co-Advisory Fee Payable (Note B)                                     (17,337)
  Administration Fee Payable (Note B)                                  (17,337)
  Accrued Directors' Fees and Expenses (Note C)                         (6,451)
  Other Liabilities                                                    (63,380)
                                                                    ----------
                                                                        18,093
------------------------------------------------------------------------------
NET ASSETS (100.0%)
------------------------------------------------------------------------------
  Applicable to 5,009,000 outstanding
     U.S. $.01 par value shares
     (authorized 20,000,000 shares)                          U.S. $107,005,122
------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------
  (U.S. $107,005,122 / 5,009,000)                            U.S. $      21.36
                                                                         =====
------------------------------------------------------------------------------
   #Aggregate cost for U.S. Federal income tax purposes.
   *Non-income producing security.
   ADR -- Denominated in U.S. dollars

                  SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT
                    FORWARD FOREIGN CURRENCY CONTRACT TO SELL
                               Contract to Deliver
              -------------------------------------------------
   Delivery            Local           In Exchange  Value in     Unrealized
     Date            Currency           For U.S. $   U.S. $     Appreciation
   --------   -----------------------   ----------  --------    ------------
  11/13/1998  Irish Pound  13,500,000  20,700,900  20,224,350  U.S. $  476,550
                                                                    ==========

                                                                Value (Note A)
------------------------------------------------------------------------------
AT OCTOBER 31, 1998 NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
   Common Stock, U.S. $.01 Par Value --
   Authorized 20,000,000 Shares;
   Issued and Outstanding 5,009,000 Shares                  U.S. $     50,090
   Capital Surplus                                                 54,171,460
   Accumulated Net Realized Gain                                    5,716,112
   Unrealized Appreciation of Securities, Forward
   Foreign Currency Contracts, Foreign Currency and
   Net Other Assets                                                47,067,460
------------------------------------------------------------------------------
TOTAL NET ASSETS                                            U.S. $107,005,122
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                           Statement of Operations

                                                           For the Year Ended
                                                            October 31, 1998
------------------------------------------------------------------------------
  INVESTMENT INCOME
------------------------------------------------------------------------------
  Dividends (Net of Withholding Taxes of U.S. $11,894)        U.S. $ 1,871,453
  Interest                                                              59,818
------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                            1,931,271
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  EXPENSES
------------------------------------------------------------------------------
Principal Investment Advisory Fee
  (Note B)                            U.S.$  824,925
Administration Fee (Note B)                  234,065
Co-Advisory Fee (Note B)                     231,177
Directors' Fees and Expenses (Note C)         52,836
Custodian Fees (Note B)                       51,446
Legal and Audit Fees                          34,800
Other                                        129,576

------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,558,825
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                372,446
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)
------------------------------------------------------------------------------
  Realized Gain/(Loss) on:
    Securities Transactions                5,717,579
    Forward Foreign Currency Contracts       (29,712)
    Foreign Currency Transactions           (667,254)
                                           ---------
  Net Realized Gain on Investments                                   5,020,613
    During the Year

  Net Change in Unrealized Appreciation of:

    Securities                             4,930,468
    Forward Foreign Currency Contracts       700,580
    Foreign Currency and Net Other Assets   (283,262)
                                           ---------
  Net Unrealized Appreciation of Investments
    During the Year                                                  5,347,786
                                                                     ---------
------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   10,368,399
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                           U.S. $10,740,845
------------------------------------------------------------------------------

See Notes to Financial Statements.

                       Statement of Changes in Net Asset
                       ---------------------------------

                                          Year Ended         Year Ended
                                    October 31, 1998   October 31, 1997

  Net Investment Income           U.S. $     372,446  U.S. $    703,290
  Net Realized Gain on Investments         5,020,613          3,145,831
  Net Unrealized Appreciation
    of Investments                         5,347,786         14,518,848
                                       -------------       ------------
  Net Increase in Net Assets
    Resulting from Operations             10,740,845         18,367,969
  Distributions to Shareholders
    from:
  Net Investment Income                     (330,594)        (1,091,962)
  Net Realized Gains                      (3,526,343)        (1,788,213)
                                       -------------       ------------
 Net Increase in Net Assets                6,883,908         15,487,794
-----------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------
 Beginning of Year                       100,121,214         84,633,420
                                       -------------       ------------
 End of Year (Including
  Undistributed Net Investment
  Income of $0 and $310,565 at
  October 31, 1998 and 1997,
  respectively)                  U.S.   $107,005,122  U.S. $100,121,214
                                        ============       ============

                       See Notes to Financial Statements.

                              Financial Highlights
                              --------------------

For a Fund share outstanding throughout each year.

                                                      Year Ended October 31,
                          --------------------------------------------------------------------------------------
                                  1998+           1997+           1996             1995           1994
Operating Performance:
Net Asset Value,
 Beginning of Year        U.S. $ $19.99   U.S. $ 16.190   U.S. $ 13.161   U.S. $ 10.194   U.S. $ 9.154
                               --------        --------        --------        --------        -------
Net Investment Income              0.07            0.14            0.14            0.11           0.10
Net Realized and
 Unrealized Gain/
 (Loss) on Investments             2.07            3.53            3.42            2.67           1.37
                               --------        --------        --------        --------        -------
Net Increase/(Decrease) in
 Net Assets Resulting from
 Investment Operations             2.14            3.67            3.56            2.78           1.47
Distributions to Shareholders
 from:
 Net Investment Income            (0.07)          (0.22)          (0.14)          (0.11)         (0.07)
 Net Realized Gains               (0.70)          (0.36)          (0.13)             --             --
                               --------        --------        --------        --------        -------
Total from Distributions          (0.77)          (0.58)          (0.27)          (0.11)         (0.07)

Net Asset Value,
 End of Year              U.S. $  21.36   U.S. $  19.99   U.S. $  16.90   U.S. $  13.61   U.S. $ 10.94
                               ========        ========        ========        ========        =======
Share Price, End
 of Year                  U.S. $  17.88   U.S. $  15.75   U.S. $  14.00   U.S. $  11.25   U.S. $ 10.13
                               ========        ========        ========        ========        =======
Total Investment
 Return*                         18.42%          17.03%          27.12%          12.46%         16.59%
                                 =====           =====           =====           =====          =====
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net Assets, End
 of Period (000's)        U.S. $107,005   U.S. $100,121   U.S. $ 84,633   U.S. $ 68,186   U.S. $54,785

Ratio of Net Investment
 Income to Average Net
 Assets                           0.33%           0.78%           0.95%           0.94%          0.93%
Ratio of Operating
 Expenses to Average Net
 Assets                           1.37%           1.54%           1.63%           1.74%          1.87%
Portfolio Turnover Rate              9%             11%             12%             21%            13%

*Based on share price and reinvestment of income distributions.
+Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period since the use of the undistributed income method did not accord with results of operations.

See Notes to Financial Statements.

                         Notes to Financial Statements
                         -----------------------------

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A. SIGNIFICANT ACCOUNTING POLICIES:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required. For the year ended October 31, 1998, permanent differences resulting from book and tax accounting for currency gains and losses were reclassified from undistributed net investment income to net realized gains.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:

    The Fund has entered into an investment advisory agreement (the "Principal Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Principal Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.75% on the first $100 million and 0.50% of the value of the average weekly net assets of the Fund in excess of $100 million. Prior to April 1, the monthly fee was 0.75% on the average weekly net assets of the Fund.

    Upon the merger of Salomon Inc. and Travelers Group Inc., the Fund became a party to an investment advisory agreement as of November 28, 1997 (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management Inc. ("Salomon Brothers Asset Management"). Under the U.S. Co-Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average weekly net assets. Prior to November 28, 1997 the fee under the former U.S. co-advisory agreement with Salomon Brothers Asset Management was 0.25% of the value of its average weekly net assets.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    Investors Bank & Trust Company ("IBT") serves as custodian of the Fund's assets held outside of Ireland as of September 30, 1998, at which date IBT purchased the domestic custody business of BankBoston, N.A., the Fund's former custodian. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the year ended October 31, 1998, the Fund paid U.S. $40,755 in custodial fees to Bank of Ireland.

    For the year ended October 31, 1998, the Fund incurred total brokerage commissions of U.S. $46,724, of which U.S. $4,927 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:

    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management of any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Each Director is reimbursed for travel and out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

    The cost of purchases and proceeds from sales of securities for the year ended October 31, 1998, excluding U.S. government and short-term investments, aggregated U.S. $10,225,495 and U.S. $14,117,545, respectively.

    At October 31, 1998, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $46,641,453 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $0.

E. COMMON STOCK:

    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. MARKET CONCENTRATION:

    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

G. SUBSEQUENT EVENTS:

    Effective December 8, 1998, the U.S. Co-Advisory Agreement was terminated and the Fund entered into a Consulting Agreement with Salomon Brothers Asset Management. Effective February 1, 1999, The Chase Manhattan Bank will serve as custodian of the Fund's assets held outside of Ireland.

                               *    *    *    *

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

                      Report of Independent Accountants
                      ---------------------------------

To the Shareholders and Board of Directors
The Irish Investment Fund, Inc.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Irish Investment Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

December 14, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

TAX INFORMATION (UNAUDITED)

    For the year ended October 31, 1998, the amount of long term capital gains distributed to stockholders by the Fund was $2,476,167.

YEAR 2000 (UNAUDITED)

    Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to successfully address the Year 2000 issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Fund has commenced a review of the Year 2000 issues as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

                       THE IRISH INVESTMENT FUND, INC.

-------------------------------- DIRECTORS AND OFFICERS -----------------------

Peter J. Hooper -              Chairman of the Board
William P. Clark -             Director
Gerald F. Colleary -           Director
Denis P. Kelleher -            Director
James M. Walton -              Director
Richard H. Rose -              President and Treasurer
Elizabeth A. Russell -         Secretary
Linda J. Hoard -               Assistant Secretary

-------------------------- PRINCIPAL INVESTMENT ADVISOR -----------------------

  Bank of Ireland Asset Management (U.S.) Limited
  20 Horseneck Lane
  Greenwich, Connecticut 06830

-------------------------------- U.S. CO-ADVISOR ------------------------------

  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

--------------------------------- ADMINISTRATOR -------------------------------

  First Data Investor Services Group, Inc.
  One Exchange Place
  53 State Street
  Boston, Massachusetts 02109

---------------------------------- CUSTODIANS ---------------------------------

  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  Investors Bank & Trust Company
  150 Royall Street
  Canton, Massachusetts 02021

-------------------------- STOCKHOLDER SERVICING AGENT ------------------------

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

---------------------------------- LEGAL COUNSEL ------------------------------

  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

---------------------------- INDEPENDENT ACCOUNTANTS --------------------------

  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

--------------------------------- CORRESPONDENCE ------------------------------

  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS865
    53 State Street
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
  1-800-GO-TO-IRL (1-800-468-6475)